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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005
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                               DYNEX CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

              Virginia                             1-9819                           52-1549373
    (State or other jurisdiction          (Commission File Number)               (I.R.S. Employer
         of incorporation)                                                     Identification No.)

              4551 Cox Road, Suite 300
                Glen Allen, Virginia                                   23060
      (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (804) 217-5800

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On August 15, 2005, the Registrant issued a press release reporting its financial results for the period ended June 30, 2005. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. The following exhibit is being furnished pursuant to
               Item 2.02 above.

                  Exhibit No.          Description
                     99.1              Press Release dated August 15, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DYNEX CAPITAL, INC.




Date:    August 15, 2005              By:  /s/ Stephen J. Benedetti
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                                            Stephen J. Benedetti
                                            Executive Vice President and
                                              Chief Financial Officer
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                                  Exhibit Index


                  Exhibit No.          Description
                     99.1              Press Release dated August 15, 2005